ACCOUNTS AND OTHER RECEIVABLE, NET - Allowance For Doubtful Accounts (Details) - Accounts and other receivables - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Reconciliation of changes in allowance account for credit losses of financial assets [abstract]
Loss allowance - beginning	$ 64	$ 65
Add: increase in allowance	46	22
Deduct: bad debt write offs	(33)	(18)
Foreign currency translation and other	0	(5)
Loss allowance - ending	$ 77	$ 64